EXHIBIT 32


                 STATEMENT OF CHIEF EXECUTIVE OFFICER OF
                             GOLD KIST INC.
                   PURSUANT TO 18 U.S.C. SECTION 1350,
                         AS ADOPTED PURSUANT TO
                  906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Gold Kist Inc. (the "Company") on Form 10-Q for the period ended April 2, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John Bekkers, President and Chief Executive Officer, and principal executive officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ John Bekkers
John Bekkers
President and Chief Executive Officer
May 17, 2005



                               EXHIBIT 32


                 STATEMENT OF CHIEF FINANCIAL OFFICER OF
                             GOLD KIST INC.
                   PURSUANT TO 18 U.S.C. SECTION 1350,
                         AS ADOPTED PURSUANT TO
                  906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Gold Kist Inc. (the "Company") on Form 10-Q for the period ended April 2, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Stephen O. West, Chief Financial Officer, Vice President, and principal financial officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Stephen O. West
Stephen O. West
Chief Financial Officer, Vice President
May 17, 2005